UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

June 27, 2016

____________________________

Ironclad Performance Wear Corporation

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation or Organization)

0-51365 (Commission File Number)	98-0434104 (IRS Employer Identification No.)
1920 Hutton Court, Suite 300 Farmers Branch, TX 75234 (Address of Principal Executive Offices and zip code)

(972) 996-5664

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Registrant held its annual meeting of stockholders on June 27, 2016. At the annual meeting, there were 83,098,600 shares of the Registrant’s common stock entitled to vote, and a quorum was represented at the annual meeting in person and by proxy. The following summarizes voting results for those matters submitted to the Registrant’s stockholders for action at the annual meeting:

1. Proposal to elect five members of the Registrant’s Board of Directors.

Director	For	Withheld
Vane P. Clayton	27,130,047	15,381,033
Jeffrey D. Cordes	27,662,167	14,848,913
Michael A. DiGregorio	20,123,447	22,387,633
Charles H. Giffen	20,181,447	22,329,633
David Jacobs	27,862,167	14,648,913

2. Proposal to ratify the appointment of BDO USA, LLP as the Registrant’s independent accountants for the year ending December 31, 2016.

For	Against	Abstain
49,020,584	14,061,981	794,874

3. Proposal to approve, through an advisory vote, the resolution endorsing the compensation of the Registrant’s executives.

For	Against	Abstain
25,023,111	16,355,586	1,132,383

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONCLAD PEFORMANCE WEAR CORPORATION

Date: June 28, 2016

By: /s/ William Aisenberg

William Aisenberg,

Chief Financial Officer